[GRAPHIC OMITTED]


                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.
--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

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    JARDINE FLEMING
CHINA REGION FUND, INC.

CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE

Objectives                                                                     1
--------------------------------------------------------------------------------

Management                                                                     1
--------------------------------------------------------------------------------

Market Information                                                             1
--------------------------------------------------------------------------------

Highlights                                                                     2
--------------------------------------------------------------------------------

Chairman's Statement                                                           3
--------------------------------------------------------------------------------

Investment Review                                                              4
--------------------------------------------------------------------------------

Major Holdings                                                                 8
--------------------------------------------------------------------------------

Investment Portfolio                                                          10
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                                           15
--------------------------------------------------------------------------------

Statement of Operations                                                       16
--------------------------------------------------------------------------------

Statements of Changes in Net Assets                                           17
--------------------------------------------------------------------------------

Financial Highlights                                                          18
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 19
--------------------------------------------------------------------------------

Results of the Annual Shareholders Meeting                                    23
--------------------------------------------------------------------------------

Other Information                                                             23
--------------------------------------------------------------------------------

Dividend Reinvestment and Cash Purchase Plan                                  24
--------------------------------------------------------------------------------

Directors and Administration                                                  25
--------------------------------------------------------------------------------

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    JARDINE FLEMING
CHINA REGION FUND, INC.

OBJECTIVES
--------------------------------------------------------------------------------

    Jardine Fleming China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau--collectively, the China Region.
    The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.
    The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated now that Hong Kong and Macau have reverted to Chinese sovereignty. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.

MANAGEMENT
--------------------------------------------------------------------------------

    JF International Management Inc. ("JFIM") (formerly Jardine Fleming International Management Inc.) is the investment management company appointed to advise and manage the Fund's portfolio. With the completion of the merger between Robert Fleming Holdings Ltd. and The Chase Manhattan Corporation ("Chase") in October 2000, and the subsequent merger between Chase and J.P. Morgan & Co. Incorporated in January 2001, JFIM became part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC will operate globally under the name of JPMorgan Fleming Asset Management ("JPMFAM"), although in Asia it will use the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMFAM were US $541 billion as of June 30, 2002.
    Chung Man Wing is the portfolio manager of the Fund. Mr. Chung joined JFIM in late 2000 as head of the Greater China team. Previously, he was chief investment officer at HSBC Asset Management (Asia).

MARKET INFORMATION
--------------------------------------------------------------------------------

THE FUND IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL JFC). THE SHARE PRICE IS PUBLISHED IN
--------------------------------------------------------------------------------

[]  The Wall Street Journal (daily)
[]  The Asian Wall Street Journal (daily)
[]  Reuters (page JFC)

THE NET ASSET VALUE IS PUBLISHED IN
--------------------------------------------------------------------------------

[] The Wall Street Journal under "Closed-End Funds" (every Monday)
[] The Asian Wall Street Journal under "Closed-End Funds" (every Monday)
[] South China Morning Post in Hong Kong (first Thursday of every month)
[] Reuters (page JFC)

                                     -- 1 --
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    JARDINE FLEMING
CHINA REGION FUND, INC.

HIGHLIGHTS
--------------------------------------------------------------------------------

                                      JUNE 30, 2002   December 31, 2001
                                           US$                US$
--------------------------------------------------------------------------------

Net Assets                            $37.9 MILLION     $38.2 million

Net Asset Value Per Share                     $8.20             $8.14

MARKET DATA

Share Price on the
   New York Stock Exchange                    $6.90             $6.57

Discount to Net Asset Value                  -15.9%            -19.3%

TOTAL RETURN FOR THE PERIOD ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
Net Asset Value                                          0.7%
Share Price                                              5.0%

JFC Benchmark Index*                                    -4.8%
MSCI Hong Kong Index (Total)                            -4.7%
BNP Prime Peregrine China Index                          1.9%
Taiwan Weighted Index                                   -2.8%

NET ASSET VALUE AND SHARE PRICE VS. TARGET INDEX

JULY 16, 1992 = 100
                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      JF CHINA         JFC
                  NET ASSET VALUE   SHARE PRICE   BENCHMARK INDEX*
      7/16/92**           100            100            100
        7/27/92         99.78          98.33          89.81
        8/28/92        100.43           94.2          91.11
        9/30/92        100.94             80          79.15
       10/30/92         108.6          92.53          90.31
       11/30/92        111.05          96.67          91.95
       12/31/92        109.29          93.02          90.21
        1/29/93        110.16          96.37          87.65
        2/26/93        117.49          98.85          97.55
        3/31/93        120.54          108.9          94.28
        4/30/93        125.48         118.95          97.84
        5/28/93        129.84          122.3          92.05
        6/30/93        122.35         120.09          83.13
        7/30/93        120.67         116.73          77.96
        8/27/93        124.75         129.29          82.27
        9/30/93        128.39         126.81          84.74
       10/29/93        147.17         150.32         102.63
       11/26/93        156.34         166.71          113.9
       12/31/93        188.96         187.39         128.98
        1/28/94        175.52         183.65         111.34
        2/25/94        158.91         148.41         103.16
        3/31/94        136.56         136.08          91.08
        4/29/94        132.14         134.18           87.3
        5/27/94        136.06         148.41          90.89
        6/30/94        123.99         123.29          82.84
        7/29/94        130.78         126.47          87.48
        8/26/94        130.78         135.83          92.18
        9/30/94        132.98         129.56          94.14
       10/28/94        132.34         126.47          89.14
       11/23/94        124.35         110.76          80.63
       12/30/94        115.72          94.29          72.23
        1/27/95        101.37           90.1          62.02
        2/24/95        108.27          98.48          66.92
        3/31/95        109.37          94.29          67.13
        4/30/95        105.33           90.1          63.43
        5/26/95        113.68         107.01          70.35
        6/30/95        111.93          92.33          69.32
        7/28/95        116.08          95.51          73.64
        8/31/95        108.89          88.13          69.66
        9/30/95        112.85          94.42          68.82
       10/31/95        110.46          89.22          67.02
       11/30/95        104.65          85.02          64.06
       12/29/95        103.54          84.52          63.34
        1/31/96        112.35         107.76          72.64
        2/29/96        113.37          95.08          73.99
        3/31/96        110.12          95.08          70.65
        4/30/96         111.7          96.18          68.52
        5/31/96        112.25          94.07          71.64
        6/30/96        111.98          87.73          71.47
        7/31/96        110.21          81.39          71.69
        8/30/96        110.68          84.52          73.69
        9/30/96        112.16          85.62          74.73
       10/31/96        113.18          83.51          77.45
       11/29/96        125.79          90.86          89.15
       12/31/96        132.84          95.25          97.43
        1/31/97        135.63          99.49          99.27
        2/28/97        138.13          99.49         100.73
        3/27/97        133.96          99.49          99.65
        4/30/97        148.44         106.94         106.53
        5/31/97        159.48         115.41         111.06
        6/30/97        170.35         124.89         114.45
        7/31/97        178.89         130.22         117.43
        8/31/97        187.33          126.5         121.24
        9/30/97        167.65         124.38         116.19
       10/31/97        124.12          87.29           88.5
       11/28/97        107.96          84.67          82.92
       12/31/97           110          82.89          83.73
        1/30/98         85.88          79.75          70.48
        2/28/98        114.29          88.25          86.61
        3/31/98        107.58          80.77          83.66
        4/30/98         98.27           74.9          76.62
        5/29/98         83.74          60.57          69.04
        6/30/98         72.75          54.24          63.53
        7/31/98         57.28           44.1          56.17
        8/31/98         51.32          29.76          50.16
        9/30/98         60.82          40.91          56.88
       10/30/98         70.51          50.48          65.12
       11/30/98         72.47          53.14          64.68
       12/31/98         69.86          46.76          61.44
        1/29/99         63.27           45.7          55.92
        2/26/99         63.43          44.63          56.22
        3/31/99         69.67          47.82          62.49
        4/30/99         82.25          62.17          74.33
        5/31/99         76.94          57.39          69.97
        6/30/99         90.35          74.39          80.74
        7/30/99         84.95          60.57           75.8
        8/31/99         88.77          61.11          78.44
        9/30/99         84.11          56.86          73.92
       10/29/99         87.65          59.51          75.69
       11/30/99         99.29          68.01          82.85
       12/31/99        110.11          72.07          90.38
        1/31/00        108.99          69.94          90.33
        2/29/00        113.38          73.68          91.87
        3/31/00        118.43          75.28          96.89
        4/28/00        100.86          64.07          87.24
        5/31/00         94.69          62.46          82.27
        6/30/00         98.52          66.73          85.48
        7/31/00        102.07          69.94          89.73
        8/31/00        103.94          71.54          88.73
        9/29/00         95.34          66.73          79.73
       10/31/00          87.4          64.07          72.78
       11/30/00            83          61.93          68.48
       12/29/00          87.3          60.33          71.12
        1/31/01         95.81          71.33          78.24
        2/28/01         91.42          67.57          76.15
        3/30/01         84.59          60.73           69.8
        4/30/01         86.09          63.89          69.03
        5/31/01         87.12          66.46          67.29
        6/29/01         84.69           66.2           65.3
        7/31/01         78.98          60.22          61.21
        8/31/01          73.1          54.24          57.47
        9/28/01         66.37          50.83          48.34
       10/31/01         71.51          51.34           51.1
       11/30/01         76.18          55.95          57.64
       12/31/01         76.09          56.12          63.41
        1/31/02         75.34          55.52          63.09
        2/28/02         75.53          57.92          60.84
        3/28/02         81.23          63.64          65.43
        4/30/02         80.95          64.92          66.68
        5/31/02         81.88          65.18          64.55
        6/28/02         76.65          58.94          60.36

*  JFC Benchmark: MSCI Golden Dragon Index (Total)
   Prior to March 2001: 25% Taiwan Weighted Index, 20% BNP Prime Peregrine China
                        Index, 50% MSCI Hong Kong Index, 5% HSBC
   Prior to March 1999: 60% Hong Kong All Ordinaries Index, 30% Credit Lyonnais
                        Securities Asia All China B Index, 10% Taiwan Weighted Index
                        Prior to January 1997: Peregrine Greater China Index
** Commencement of operations
   Source: Jardine Fleming

                                    -- 2 --

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    JARDINE FLEMING
CHINA REGION FUND, INC.


CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders,

    The first half of 2002 has been a roller coaster ride for the world's equity markets. Investor confidence was rattled as further revelations of US corporate malpractice and accounting malfeasance surfaced. Added to this in June major markets have experienced significant declines from which neither Taiwan nor Hong Kong was immune. China was an exception given its low correlation with the developed markets and strong macro momentum.

    Despite these difficult market conditions, the Fund managed to achieve a positive return with the net asset value up 0.7% and share price up 5% over the 6-month period under review, compared to the benchmark return of -4.8% over the same period in USD terms. The main contribution to the Fund's outperformance has been through superior stock selection in both Hong Kong and China-related companies, although this was somewhat offset by overweight positions in Taiwanese technology and financials. Asset allocation was also positive due to an overweight position in China and an underweight in Taiwan.

    During the 6-month period, the Fund repurchased a total of 67,855 shares in the open market at a per-share weighted average discount to NAV of 13.87%. The Board noted that the discount of the Fund has improved to a level as low as 11.4% and prevailed at a level below 20% throughout the period. The Board has and will continue to actively manage the discount to net asset value at which the Fund's shares trade in the market.

    We expect to see continued market volatility in the second half of the year, whilst the direction of the Greater China markets will be largely contingent upon the direction of the US recovery. While we do not expect an immediate significant market upturn, we are finding a greater number of interesting investment opportunities for which the Fund is well positioned to capture the net beneficiaries in the current environment.

Respectfully submitted,

/s/ THE RT. HON. THE EARL OF CROMER

The Rt. Hon. The Earl of Cromer
Chairman

August 8, 2002

                                     -- 3 --

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    JARDINE FLEMING
CHINA REGION FUND, INC.

INVESTMENT REVIEW
--------------------------------------------------------------------------------

Dear Shareholders:

    The Greater China markets have shown divergent performance in the first half of 2002. Taiwan had a good first quarter on the back of global recovery, but this technology-heavy market suffered in the second quarter alongside global technology stocks. In Hong Kong, the market trended downward amidst continued weakness in the domestic economy and lackluster earnings. On the other hand, domestic China shares outperformed as Beijing's cancellation of the plan to dispose of state-owned shares to the public was perceived by local investors as a response by the Chinese Government to support falling domestic stock markets.

    The Fund's benchmark, the MSCI Golden Dragon Index, fell 4.8% over the 6-month period calculated in US dollars. Thanks to good stock selection, the Fund managed to achieve a positive return both in terms of net asset value (up 0.7%) and share price (up 5%) over this period, thereby substantially outperforming the benchmark. The most positive impact from stock selection was derived in Hong Kong, where the Fund's overweight position in quality mid-cap stocks, such as Fountain Set, Techtronic and Hung Hing Printing, boosted performance. The overweightings in large-cap Chinese oil stocks, such as CNOOC, also helped performance. However, stock selection in Taiwan somewhat detracted value, as the concentrated overweight positions in technology stocks and underweight in financials adversely affected performance. On the other hand, asset allocation provided a positive contribution as did the small overweight in China and underweight in Taiwan.

    In Hong Kong, the Hang Seng Index fell 7.0% over this 6-month period. Property counters significantly underperformed amid continued deflation despite the bottoming of the interest rate cycle. Blue chip stocks in general and large-cap telecom-related counters in particular underperformed, as they suffered from structural difficulties, lack of a new earnings driver and gloomy growth prospects, exacerbated by corporate problems in the US. Banks and utilities outperformed given their defensive characteristics, despite their muted earnings outlook. In addition, selected quality mid-cap stocks continued to outperform the broad market given their strong earnings growth potential and reasonable valuations.

    On the macro front, the Hong Kong economy continued to be sluggish. Amid a deflationary environment, asset prices continued to fall, private consumption remained weak while unemployment worsened. On a slightly positive note, the recent USD weakness, if sustained, should help alleviate the deflationary pressure and regain some of the lost competitiveness.

    The large Chinese telecommunication stocks were under pressure as results failed to excite and as policy uncertainty persisted. On the other hand, low PER, cyclical H-shares outperformed as China was regarded as a "safe haven" against the external volatility and as investors took their cue from the resilience of the China A-share markets, which were supported by the Chinese government's decision to suspend the sale of state-owned enterprise shares. The China oil and petrochemical counters Petrochina and Sinopec were sought after for their dividend yields as well as the positive impact of a higher oil price.

    In Mainland China, the decline of the USD and the outperformance of China's exports enabled Chinese stocks to stay resilient amid volatility in global markets. The ongoing technology crash encouraged investors to switch into safer areas, to the benefit of the China stock markets. The BNP Prime Peregrine China Index was up 1.9% over the first half of 2002 in USD terms.

                                    -- 4 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

    China macro data points to export recovery and acceleration in growth. Fixed asset investment rose by 25% in the first five months of 2002 while retail sales rose 8.5%. Deflation eased somewhat to -1.1% in May from -1.3%. We expect consumption spending to remain strong in the second half of the year. As China's political succession accelerates, politically motivated announcements relating to the financial sector have been appearing with rising frequency. While these announcements have limited substance, they do impact the market in the short term. The cancellation of the planned sell-down of state-held A-shares does not change the poor fundamentals and high valuations, but does remove the liquidity overhang.

    The Taiwan Weighted Index rose 11.1% in the 1st quarter, but the gain was completely wiped out by the 16.4% plunge in the 2nd quarter alongside NASDAQ, which slumped to its lowest close in five years, resulting in a net loss of 7.2% for the 6-month period under review. The 6-month decline narrowed to 2.8% in USD terms, due to the appreciation of the TWD against the USD. The focus of investor attention shifted away from electronic counters to non-tech companies like petrochemical, steel and other commodity-related counters due to uncertainty over the recovery of the US economy, the lack of visibility in the demand of leading IT companies, as well as investors concerns about the possible negative impact of employee stock options on technology shares valuations.

    Broad weakness displayed in the personal computer field forced both AMD and Apple Computer to lower their second quarter 2002 sales projections. Taiwan PC makers prognosticate further profit erosion as their clients pressure them to lower prices. Additionally, the poor performance of NASDAQ continued to dampen the confidence of local retail investors. Investors sought refuge in traditional stocks; in the chemical, textile, food, transport, bicycle, and banking sectors, resulting in strong relative outperformance in these sectors.

OUTLOOK AND STRATEGY

    The accounting issues of US companies as well as the lack of confidence in the market will continue to weigh on the Asian markets. However, we are seeing good value emerging amongst the Greater China stock universe after the recent corrections. Although the broad markets may still be clouded in the near term, we still see opportunities in selected counters.

    Given the external uncertainty, the severe deflationary pressure and the lack of earnings momentum in Hong Kong, blue chip stocks will stay range bound and the Hang Seng Index is likely to remain in the doldrums during the summer months. From a fund flow and asset allocation perspective, Hong Kong still does not stand out within the region as it lacks a catalyst while market valuation is only fair. Given the uncertainty about the US economic recovery and new issue supply from the likes of Bank of China and China Telecom, Hong Kong market upside may remain capped, while volatility will stay high. When a clearer picture emerges out of the US, the other North Asian markets are likely to benefit more given their industrial structure and better corporate prospects. Under these circumstances, our strategy for Hong Kong will be to concentrate on stock selection, where we remain focused on those well-managed mid-cap companies that have visibly strong earnings growth prospect and cheap valuations. Improvements in Hong Kong's external trade and in the economic outlook generally may become more obvious in the second half of the year. We expect domestic consumption in Hong Kong and China will be the main investment stories later this year.

                                     -- 5 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

    The US market is pricing in the possibility of slower recovery. If so, China's exports should slow in the coming months. However, gains in market share are playing an increasingly important role in China's export strength. Our focus will continue to be on the domestic consumer plays in China, particularly those that have a good franchise and are well positioned to tap the fast growing consumer market in the Mainland, including selected quality "H" shares and "private chips". These stocks should benefit from an increase in funds flow because they are perceived by investors to be safer places given China's bullish macro outlook and their relatively defensive characteristics. We also think that the petrochemical stocks are due for a rally on the recovery in end-product prices.

    The Beidaihe summit at the end of July should finalize most of the political succession issues, although the outcome of those discussions has not been announced. The biggest uncertainty is on the role of Jiang Zeming in the next government. The consensus is that he will retain the chairmanship of the Party's central military commission, allowing him to retain influence over strategic decisions, but hand over the running of the Party to Hu Jintao. If Jiang decides to retain control of the Party also, it would raise the risk on China. To encourage a favorable environment for the political transition in September, the government may make more announcements favorable to the market in the third quarter, while any negative surprises on price deregulation are likely to be postponed until the fourth quarter.

    In Taiwan, the Central Bank has cut the discount rate again by 25 basis points to a record low of 1.875%. With monetary policy expected to remain loose and external demand improving, the stock market remains liquidity-driven with good fundamental support. As the banks have started cleaning up their non-performing loans more aggressively, while the sector has underperformed the market year-to-date, we have been gradually increasing our exposure to the financials, together with selected China concept manufacturing stocks. We continue to favor heavily blue chips with a high dividend yield. We also like local plays and small-cap stocks with high growth potential.

    After the recent sell down, value appears to be emerging among selected quality technology companies in Taiwan. Although the uncertainty on order books may last for another quarter, long-term prospects for this sector remain intact. Within IT, we believe that the leading or first-tier companies will deliver the better results as recovery in global technology takes hold. However, we anticipate consolidation amongst IT stocks in the near term as the seasonally weak second quarter continues to dampen market sentiment. Thereafter, we expect demand for motherboards and notebooks to increase after Intel aggressively cuts P4 CPU prices. For the PC segment, orders remain solid in the second quarter, despite anticipated seasonal weakness.

    We have transferred exposure from high valuation stocks to low valuation stocks and high return-to-equity stocks in Taiwan, and will continue to monitor closely the valuation and growth outlook of companies, regardless of whether they are technology or traditional stocks.


                                     -- 6 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

    In terms of asset allocation of the Fund, we remain underweight in Taiwan, and overweight China and China-related counters.

Respectfully submitted,

/s/ A. DOUGLAS EU

A. Douglas Eu
President

August 8, 2002

                                    -- 7 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


MAJOR HOLDINGS
-------------------------------------------------------------------------------------------------------

AT JUNE 30, 2002
------------------------------------------------------------------------------------------------------
                                                                                               % of Net
                                                                                                Assets
-------------------------------------------------------------------------------------------------------

FOUNTAIN SET HOLDINGS                                                                             5.9

    Fountain Set (Holdings) Limited, through its subsidiaries, manufactures and sells knitted fabrics, sewing threads, dyed yarns, and garments. The company also provides knitting, dyeing, printing and fabric finishing services and trades raw yarns.

CHAODA MODERN AGRICULTURE HOLDINGS                                                                4.4

    Chaoda Modern Agriculture (Holdings) Limited, through its subsidiaries, grows and sells crops, breeds and sells livestocks and sells ancillary food products.

CHINA INSURANCE INTERNATIONAL HOLDINGS                                                            3.8

    China   Insurance   International   Holdings,   through  its   subsidiaries,
underwrites  treaty  and  facultative  reinsurance  of all  classes  of  general business,  including  non-marine  and marine,  and certain  classes of long-term business.  The company also carries on  reinsurance  broking and, to support its reinsurance activities, invests in securities, money market and properties.

TAIWAN SEMICONDUCTOR MANUFACTURING                                                                3.3

    Taiwan  Semiconductor   Manufacturing  is  the  world's  first  and  largest
dedicated  integrated  circuit  foundry.  The  company  currently  operates  two
6-inch-wafer fabs and three  8-inch-wafer fabs and owns two-thirds of WaferTech, an  8-inch-wafer  fab in  Washington  State.  TSM benefits  from the increase in outsourcing by major IC companies around the world.

GLOBAL BIO-CHEM TECHNOLOGY GROUP                                                                  3.1

    Global Bio-chem Technology Group Company Limited manufactures corn-refined and corn-based biochemical products in China. The company also researches and develops corn-based biochemical products. The products mainly comprise corn starch, corn gluten, corn oil, feed, modified starch, corn sweeteners, and amino acids.

SAMSUNG ELECTRONICS                                                                               3.1

    Samsung Electronics Company Limited manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, personal computers, peripherals, monitors, televisions, and home appliances including air conditioners and microwave ovens. The company also produces
Internet access network systems and telecommunications equipment including mobile phones.

                                     -- 8 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

MAJOR HOLDINGS (CONTINUED)
-------------------------------------------------------------------------------------------------------

AT JUNE 30, 2002
-------------------------------------------------------------------------------------------------------
                                                                                               % of Net
                                                                                                Assets
-------------------------------------------------------------------------------------------------------

TECHTRONIC INDUSTRIES                                                                             3.0

    Techtronic   Industries   Company   Limited,   through   its   subsidiaries,
manufactures and trades  electrical,  electronic,  and  professional  industrial products.

HOPEWELL HOLDINGS                                                                                 3.0

    Hopwell Holdings Limited, through its subsidiaries, develops and invests in properties. The company also operates hotels, provides agency, construction, and project management services as well as invests in treasuries and infrastructure projects.

TCL INTERNATIONAL HOLDINGS                                                                        2.8

    TCL International Holdings Limited, through its subsidiaries, manufactures television sets and trades related components, manufactures audio visual products, and manufactures and trades home electrical appliances. The company manufactures personal computers and peripheral products and operates information technology and other business.

COSCO PACIFIC                                                                                     2.6

    Cosco Pacific Limited, through its subsidiaries, provides shipping container leasing services worldwide. The company also operates container terminals and provides container handling, storage, transportation and management services, as well as depot handling and stevedoring services.

-------------------------------------------------------------------------------------------------------
TOTAL MAJOR HOLDINGS                                                                             35.0

                                     -- 9 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------

AT JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------------------------------
                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
-------------------------------------------------------------------------------------------------------
COMMON STOCKS (UNLESS OTHERWISE NOTED)
-------------------------------------------------------------------------------------------------------
CHINA (22.2%)
-------------------------------------------------------------------------------------------------------

AIRLINES (3.5%)
   China Eastern Airlines 'H'                                                  4,900,000       822,970
   China National Aviation                                                     2,100,000       503,474
-------------------------------------------------------------------------------------------------------
                                                                                             1,326,444
-------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.2%)
   Tong Ren Tang Technologies 'H'                                                790,000       820,406
-------------------------------------------------------------------------------------------------------

CHEMICALS (3.0%)
*  Sinopec Beijing Yanhua Petrochemical 'H'                                    3,200,000       471,807
*  Sinopec Shanghai Petrochemical 'H'                                          4,500,000       669,248
-------------------------------------------------------------------------------------------------------
                                                                                             1,141,055
-------------------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.8%)
   TCL International Holdings                                                  3,750,000     1,057,719
-------------------------------------------------------------------------------------------------------

MACHINERY (1.3%)
   China International Marine Containers 'B'                                     105,000       123,984
   Shanghai Zhenhua Port Machinery 'B'                                           370,000       368,150
-------------------------------------------------------------------------------------------------------
                                                                                               492,134
-------------------------------------------------------------------------------------------------------

OIL & GAS (3.8%)
*  China Petroleum and Chemical 'H'                                            3,200,000       570,271
   CNOOC                                                                         650,000       870,856
-------------------------------------------------------------------------------------------------------
                                                                                             1,441,127
-------------------------------------------------------------------------------------------------------

REAL ESTATE (1.0%)
   China Vanke 'B'                                                               360,000       392,318
-------------------------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (2.6%)
   Cosco Pacific                                                               1,250,000       993,615
-------------------------------------------------------------------------------------------------------


                                    -- 10 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------------------------------

AT JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------------------------------

                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
-------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.0%)
*  China Mobile (Hong Kong)                                                      250,000       740,404
-------------------------------------------------------------------------------------------------------

TOTAL CHINA (COST $8,283,499)                                                                8,405,222
-------------------------------------------------------------------------------------------------------

HONG KONG (40.5%)
-------------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.6%)
   TPV Technology                                                              1,700,000       615,721
-------------------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (3.7%)
   Hung Hing Printing Group                                                    1,150,000       759,314
   Singamas Container Holdings                                                 3,124,000       652,853
-------------------------------------------------------------------------------------------------------
                                                                                             1,412,167
-------------------------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.0%)
   Techtronic Industries                                                       1,350,000     1,150,991
-------------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
   Kingboard Chemical Holdings                                                   266,000       235,314
-------------------------------------------------------------------------------------------------------

FOOD PRODUCTS (7.6%)
   Chaoda Modern Agriculture Holdings                                          4,650,000     1,684,178
   Global Bio-chem Technology Group                                            3,150,000     1,181,280
-------------------------------------------------------------------------------------------------------
                                                                                             2,865,458
-------------------------------------------------------------------------------------------------------

HEALTHCARE EQUIPMENT & SUPPLIES (1.9%)
   Hengan International Group                                                  1,900,000       718,608
-------------------------------------------------------------------------------------------------------

HEALTHCARE PROVIDERS & SERVICES (1.0%)
*  Extrawell Pharmaceutical Holdings                                           8,200,000       388,984
-------------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.6%)
   Hutchison Whampoa                                                             130,000       970,858
-------------------------------------------------------------------------------------------------------

INSURANCE (3.8%)
   China Insurance International Holdings                                      3,000,000     1,442,345
-------------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.0%)
   Kin Yat Holdings                                                            1,500,000       375,010
-------------------------------------------------------------------------------------------------------

                                    -- 11 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------------------------------

AT JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------------------------------
                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
-------------------------------------------------------------------------------------------------------

MISCELLANEOUS (0.0%)
*  Health Asia MediCentres Beijing++                                           1,000,000             0
-------------------------------------------------------------------------------------------------------

MULTILINE RETAIL (1.7%)
*  Convenience Retail Asia                                                     1,650,000       613,477
   Jusco Stores (Hong Kong)                                                       86,000        45,482
-------------------------------------------------------------------------------------------------------
                                                                                               658,959
-------------------------------------------------------------------------------------------------------

REAL ESTATE (4.9%)
   Cheung Kong Holdings                                                           86,000       716,685
*  Cheung Kong Life Sciences International Holdings Preference Offer
   (expiration date 07/09/2002)++                                                  3,440             0
   Hopewell Holdings                                                           1,650,000     1,121,183
-------------------------------------------------------------------------------------------------------
                                                                                             1,837,868
-------------------------------------------------------------------------------------------------------

SOFTWARE (1.2%)
   Hutchinson Harbour Ring                                                     4,500,000       450,012
-------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL (5.9%)
   Fountain Set Holdings                                                       5,800,000     2,230,826
-------------------------------------------------------------------------------------------------------

TOTAL HONG KONG (COST $13,801,181)                                                          15,353,121
-------------------------------------------------------------------------------------------------------

SOUTH KOREA (3.1%)
-------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (3.1%)
   Samsung Electronics                                                             4,300     1,175,977
-------------------------------------------------------------------------------------------------------

TOTAL SOUTH KOREA (COST $1,212,078)                                                          1,175,977
-------------------------------------------------------------------------------------------------------

TAIWAN (28.9%)
-------------------------------------------------------------------------------------------------------

BANKS (4.5%)
   Chinatrust Financial Holding                                                  760,000       670,254
   First Commercial Bank                                                         650,000       454,709
   Taipei Bank                                                                   725,000       578,700
-------------------------------------------------------------------------------------------------------
                                                                                             1,703,663
-------------------------------------------------------------------------------------------------------

                                    -- 12 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------------------------------

AT JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------------------------------
                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
-------------------------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (4.2%)
*  Asustek Computer                                                              125,213       376,200
   High Tech Computer                                                             68,400       235,157
   Quanta Computer                                                               200,000       562,033
*  Zyxel Communications                                                          245,000       410,164
-------------------------------------------------------------------------------------------------------
                                                                                             1,583,554
-------------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.0%)
   Topco Scientific                                                              120,650       375,115
   Unimicron Technology                                                          400,000       374,290
-------------------------------------------------------------------------------------------------------
                                                                                               749,405
-------------------------------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
   Uni - President Enterprises                                                 1,600,000       585,949
-------------------------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.8%)
   Far Eastern Textile                                                         1,550,013       683,489
-------------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.5%)
   Giant Manufacturing                                                           560,000       584,275
-------------------------------------------------------------------------------------------------------

MACHINERY (1.0%)
   Basso Industry                                                                250,000       362,481
-------------------------------------------------------------------------------------------------------

METALS & MINING (1.8%)
   China Steel                                                                 1,300,000       668,460
-------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (7.8%)
*  Elite Semiconductor Memory Technology                                          55,000       291,031
   Realtek Semiconductor                                                          95,000       339,387
   Sunplus Technology                                                            135,000       347,085
*  Taiwan Semiconductor Manufacturing                                            605,000     1,229,895
*  United Microelectronics                                                       640,000       767,235
-------------------------------------------------------------------------------------------------------
                                                                                             2,974,633
-------------------------------------------------------------------------------------------------------

                                    -- 13 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

INVESTMENT PORTFOLIO (CONTINUED)
-------------------------------------------------------------------------------------------------------

AT JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------------------------------
                                                                               Holdings         Market
                                                                              (in shares         Value
Description                                                                     or par)        (in US$)
-------------------------------------------------------------------------------------------------------

SOFTWARE (1.6%)
   Soft-World International                                                      140,000       615,247
-------------------------------------------------------------------------------------------------------

TEXTILES & APPAREL (1.2%)
*  Pou Chen                                                                      570,000       446,457
-------------------------------------------------------------------------------------------------------

TOTAL TAIWAN (COST $12,596,145)                                                             10,957,613
-------------------------------------------------------------------------------------------------------

UNITED STATES (4.3%)
-------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.3%)
   Citibank Time Deposit, 1.70%, 07/02/02                                      1,650,000     1,650,000
-------------------------------------------------------------------------------------------------------

TOTAL UNITED STATES (COST $1,650,000)                                                        1,650,000
-------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (99.0% of Net Assets) (Cost $37,542,903)                                                 37,541,933
=======================================================================================================

Other assets less liabilities (1.0% of Net Assets)                                             362,359
=======================================================================================================

NET ASSETS (100.0%)                                                                         37,904,292
=======================================================================================================

Aggregate cost for Federal income tax purposes is $38,284,989.
The aggregate unrealized loss for all securities is as follows:

Excess of market value over cost                                                             3,143,094
Excess of cost over market value                                                            (3,886,150)
-------------------------------------------------------------------------------------------------------

Net unrealized loss                                                                           (743,056)
=======================================================================================================

 * Non-income producing security.
++ At fair value as determined under the supervision of the Board of Directors.

                 See accompanying notes to financial statements.

                                    -- 14 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------------

AT JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------------------------------

                                                                                                (in US$)
--------------------------------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------------------------------------
Investments at value (Note 2) (cost $37,542,903)                                              37,541,933
Cash (including foreign currencies with a cost of $1,160,204 and value of $1,176,901)          1,285,250
Receivable for securities sold                                                                   185,126
Dividends receivable                                                                              87,258
Prepaid insurance premiums                                                                         3,063
Interest receivable                                                                                  234
--------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                                  39,102,864
--------------------------------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                 863,144
Payable for Fund shares redeemed                                                                  22,003
Accrued expenses payable                                                                         240,388
Due to Investment Advisor (Note 4)                                                                67,295
Deferred foreign withholding taxes payable                                                         5,742
--------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                                              1,198,572
--------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                    37,904,292
========================================================================================================

NET ASSETS CONSIST OF:
Common stock, $0.01 par value
   (100,000,000 shares authorized;
   4,620,969 shares issued and outstanding)                                                       46,210
Paid-in capital                                                                               96,680,612
Accumulated net investment loss                                                                 (150,125)
Accumulated realized loss on investments
   and foreign currency transactions                                                         (58,688,156)
Net unrealized appreciation on investments, and
   foreign currency holdings, and other assets
   and liabilities denominated in foreign currencies                                              15,751
--------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                    37,904,292
========================================================================================================

NET ASSET VALUE PER SHARE ($37,904,292 / 4,620,969)                                                 8.20
========================================================================================================

                 See accompanying notes to financial statements.

                                    -- 15 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------------

SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------------------------------

                                                                                                (in US$)
--------------------------------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS) (Note 2)
--------------------------------------------------------------------------------------------------------
Dividend (net of foreign withholding tax of $11,164)                                          357,183
Interest (net of foreign withholding tax of $537)                                               4,157
--------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                                                       361,340
--------------------------------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------------------------------
Investment advisory fees (Note 4)                                                             195,627
Legal fees                                                                                     78,337
Administration and accounting fees (Note 4)                                                    68,433
Custodian fees                                                                                 58,074
Directors' fees and expenses                                                                   51,585
Shareholder service fees                                                                       31,141
Audit fees                                                                                     14,448
Shareholder report and meeting expenses                                                         8,744
Interest expense                                                                                  150
--------------------------------------------------------------------------------------------------------

TOTAL EXPENSES                                                                                506,539
--------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                          (145,199)
========================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
   HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
--------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) (NOTE 2)
   Investments                                                                               (141,552)
   Foreign currency transactions                                                                7,779
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (NOTE 2)
   Investments                                                                                493,753
   Foreign currency holdings and other assets and liabilities
      denominated in foreign currencies                                                        24,924
--------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
   FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES                                          384,904
========================================================================================================

Net Increase in Net Assets Resulting From Operations                                          239,705
========================================================================================================

                 See accompanying notes to financial statements.

                                    -- 16 --

[GRAPHIC OMITTED]


    JARDINE FLEMING
CHINA REGION FUND, INC.



STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------

                                                                Six Months Ended
                                                                  June 30, 2002            Year Ended
                                                                    (in US$)            December 31, 2001
                                                                   (unaudited)              (in US$)
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
      Net investment loss                                           (145,199)               (587,001)
      Net realized loss on investments
        transactions                                                (141,552)             (4,688,873)
      Net realized gain (loss) on foreign
        currency transactions                                          7,779                (196,275)
      Net change in unrealized
        appreciation (depreciation) on investments,
        foreign currency holdings
        and other assets and liabilities
        denominated in foreign currencies                            518,677              (1,647,317)
---------------------------------------------------------------------------------------------------------

   Net increase (decrease) in net assets resulting
      from operations                                                239,705              (7,119,466)
---------------------------------------------------------------------------------------------------------

CAPITAL SHARES REPURCHASED (NOTE 5)                                 (505,294)            (10,860,972)
=========================================================================================================

TOTAL DECREASE IN NET ASSETS                                        (265,589)            (17,980,438)
   Net Assets:
   Beginning of period                                            38,169,881              56,150,319
---------------------------------------------------------------------------------------------------------

   End of period                                                  37,904,292              38,169,881
=========================================================================================================

                 See accompanying notes to financial statements.

                                    -- 17 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------

                                For the
                              Six Months
                                 Ended        For the       For the      For the       For the        For the
                               June 30,     Year Ended    Year Ended   Year Ended    Year Ended     Year Ended
                                 2002      December 31,  December 31,  December 31,  December 31,   December 31,
                               (in US$)        2001         2000           1999         1998           1997
                              (unaudited)    (in US$)     (in US$)      (in US$)     (in US$)       (in US$)
----------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
----------------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of period            8.14         9.34        11.78          7.50          11.81         14.31
================================================================================================================
Net investment income
   (loss)                        (0.03)       (0.11)       (0.06)         0.03           0.02         (0.01)
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency-
   related transactions           0.07        (1.31)       (2.73)         4.29          (4.33)        (2.45)
----------------------------------------------------------------------------------------------------------------
Total from investment
   operations                     0.04        (1.42)       (2.79)         4.32          (4.31)        (2.46)
================================================================================================================
Dividends from net
   investment income                 -            -            -         (0.04)             -         (0.04)
================================================================================================================
Capital shares repurchased
   (Note 5)                       0.02         0.22         0.35             -              -             -
================================================================================================================
NET ASSET VALUE, END OF
   PERIOD                         8.20         8.14         9.34         11.78           7.50         11.81
================================================================================================================
Market value, end of
   period                         6.90         6.57         7.06          8.44           5.50          9.75
================================================================================================================
TOTAL INVESTMENT RETURN
   Per share market value         5.0%        (6.9%)      (16.3%)        54.2%         (43.6%)       (13.9%)
   Per share net asset
      value                       0.7%       (12.8%)      (20.7%)        57.6%         (36.5%)       (17.2%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period   37,904,292   38,169,881   56,150,319   107,250,954     68,288,936   107,494,855
Ratios of total expenses
   to average net assets         2.59%++      3.51%+       2.02%         2.28%          2.49%         1.68%
Ratios of net investment
   income (loss) to
   average net assets           (0.74%)++    (1.25%)      (0.36%)        0.37%          0.24%        (0.05%)
Portfolio turnover rate         136.1%       212.1%        94.8%         90.8%         111.9%        102.6%
Number of shares
   outstanding at end of
   period (in thousands)         4,621        4,689        6,012         9,101          9,101         9,101

+ The ratio of total expenses to average net assets for the year ended December 31, 2001 is relatively higher than that of previous years as a result of the expenses incurred in relation to a tender offer and share repurchases that decreased the size of the Fund following similar actions in the previous year.
++ Annualized.

                 See accompanying notes to financial statements.

                                    -- 18 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

JUNE 30, 2002
--------------------------------------------------------------------------------

1.    ORGANIZATION AND CAPITAL
      Jardine Fleming China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.    SIGNIFICANT ACCOUNTING POLICIES
      The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      I)  SECURITY VALUATION
          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

      II) U.S. FEDERAL INCOME TAXES
          No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2001, the Fund has capital loss carryforwards for federal income tax purposes of $57,645,571, of which $42,188,946 expires in 2006 and $11,676,567 expires in 2007 and $3,780,058 expires in 2009. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforward.
          During the year ended December 31, 2001, the Fund reclassified $263,754 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to realized foreign currency losses. The Fund also reclassified $845,828 from accumulated net investment loss to paid-in capital as a result of permanent tax differences relating to the net operating loss for the year ended December 31, 2001. Net investment loss and net assets were not affected by the reclassifications. The Fund's foreign exchange losses incurred after October 31, 2001, but before December 31, 2001, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such foreign exchanges losses of $4,926.

                                    -- 19 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     III) FOREIGN CURRENCY TRANSLATION

          The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

            o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

            o investment  transactions  and investment  income at the prevailing rates of exchange on the dates of such transactions.

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.
          Unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

      IV) DISTRIBUTION OF INCOME AND GAINS
          The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

      V)  OTHER
          Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

                                    -- 20 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

3.    INVESTMENT TRANSACTIONS
      Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

      I)  FOREIGN TRANSACTIONS
          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      II) OTHER
          During the six months ended June 30, 2002, the Fund made purchases of $51,929,942 and sales of $51,374,733 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4.    RELATED PARTY AND OTHER SERVICE PROVIDER TRANSACTIONS

      I) JF International Management Inc. (formerly Jardine Fleming International Management Inc.) (the "Adviser") an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement effective November 1, 2001, the Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund's weekly net assets. Prior to November 2001, the Adviser was paid a fee, computed weekly and payable monthly, at the annual rate of 1.25% of the first $75 million and 1.00% of the excess over $75 million of the Fund's weekly net assets.

      II) Effective June 1, 2001 PFPC Inc. (the "Administrator") provides administrative and accounting services to the Fund under an Administrative and Accounting Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.135% of the first $100 million, 0.095% of the next $50 million, 0.08% of the next $50 million and 0.065% of the excess over $200 million of the Fund's average weekly net assets, subject to a minimum annual fee of $138,000, plus reimbursement for certain out-of-pocket expenses.

     III) Prior to June 1, 2001, T. Rowe Price Associates, Inc., the former Administrator provided administrative services to the Fund under an Administrative Services Agreement. The former Administrator received a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets, subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The former Administrator also received an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement.

      IV) During the six months ended June 30, 2002, the Fund paid $49,721 in brokerage commissions to J.P. Morgan Chase Group companies, affiliated brokers/dealers.


                                    -- 21 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

5.    CAPITAL SHARE TRANSACTIONS
      During the year ended December 31, 2001, the Fund's Board of Directors authorized the Fund to purchase shares of its common stock from Fund shareholders, as described below. Any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund's remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

      I)  SHARE REPURCHASE PROGRAM
          The Fund was authorized to repurchase up to 469,142 shares (10% of its issued and outstanding shares) in the open market through July 22, 2002. Repurchases were made only when the Fund's shares were trading at less than net asset value and at such times and amounts as were believed to be in the best interest of the Fund's shareholders. On July 23, 2002, the Fund's Board of Directors approved a new 10% share repurchase program which authorized the Fund to repurchase up to 460,761 shares in the open market during 2002 and 2003.
          During the six months ended June 30, 2002, the Fund paid $505,294 to repurchase 67,855 shares, at a per-share weighted average discount to net asset value of 13.87%. During the year ended December 31, 2001, the Fund paid $1,161,805 to repurchase 150,600 shares, at a per-share weighted average discount to net asset value of 20.03%.
          Subsequent to June 30, 2002, the Fund paid $185,898 to repurchase 27,944 shares through August 12, 2002, at a per-share weighted average discount to net asset value of 16.84%.

      II) TENDER OFFER
          Pursuant to a tender offer that closed on July 9, 2001, the Fund purchased 20% of its outstanding common stock at a price equal to 95% of the Fund's net asset value per share on the closing date. The Fund acquired 1,172,856 shares for a total cost of $9,699,167 in cash.

                                    -- 22 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

RESULTS OF THE ANNUAL SHAREHOLDERS MEETING (UNAUDITED)
--------------------------------------------------------------------------------

The Fund held its annual shareholders meeting on May 9, 2002. At this meeting, shareholders elected the following nominee proposed for election to the Fund's Board of Directors. Shareholders also voted on a proposal to amend the Fund's investment policies. The following tables provide information concerning the matter voted on at the meeting:

      I)  ELECTION OF DIRECTORS

          NOMINEE                    VOTES FOR            VOTES ABSTAINED           TOTAL VOTING SHARES
          ------------               ---------            ---------------           -------------------
          Julian M.I. Reid           3,094,335                421,555                    3,515,890


      II) AMENDMENT OF FUND'S INVESTMENT POLICIES

           VOTES FOR    VOTES AGAINST     VOTES ABSTAINED     NON-VOTING SHARES     TOTAL VOTING SHARES
           ---------    -------------     ---------------     -----------------     -------------------
           1,182,984       371,821            33,250              1,927,835              3,515,890
           Proposal II did not pass.

OTHER INFORMATION
--------------------------------------------------------------------------------

On July 15, 2002, the Board of Directors amended the Fund's investment policy to better reflect its historical investment approach by requiring that under normal circumstances at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, be invested in equity securities issued by China Region companies or China Region associated companies (the policy previously had a 65% requirement).

                                    -- 23 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

THE FUND OPERATES AN OPTIONAL DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (THE "PLAN") WHEREBY:

   a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

   b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

FOR  A  COPY  OF  THE  PLAN  BROCHURE,   AS  WELL  AS  A  DIVIDEND  REINVESTMENT
AUTHORIZATION CARD, PLEASE CONTACT:

   EquiServe Trust Company N.A.
   (the Plan Agent):
   P. O. Box 8200
   Boston, Massachusetts 02266-8200
   Telephone No: 800-426-5523 (toll-free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.


                                    -- 24 --

[GRAPHIC OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


DIRECTORS AND ADMINISTRATION
---------------------------------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                                 THE RT. HON. THE EARL OF CROMER - DIRECTOR AND
                                                       CHAIRMAN OF THE BOARD
                                                       A. Douglas Eu - Director, President, and Treasurer
                                                       Alexander R. Hamilton - Director
                                                       Julian M. I. Reid - Director
                                                       Lauren Pan - Secretary
                                                       John P. Falco - Assistant Secretary

INVESTMENT ADVISER                                     JF INTERNATIONAL MANAGEMENT INC.
                                                       P.O. Box 3151
                                                       Road Town, Tortola
                                                       British Virgin Islands

ADMINISTRATOR                                          PFPC INC.
                                                       400 Bellevue Parkway
                                                       Wilmington,      Delaware
                                                       19809 U.S.A.

CUSTODIAN                                              CITIBANK N.A.
                                                       NEW YORK:
                                                       111 Wall Street, 16th Floor
                                                       New York, New York 10005
                                                       U.S.A.

                                                       HONG KONG:
                                                       Citibank Tower
                                                       Citibank Plaza
                                                       3 Garden Road
                                                       Hong Kong

INDEPENDENT ACCOUNTANTS                                PRICEWATERHOUSECOOPERS LLP
                                                       250 West Pratt Street
                                                       Baltimore, Maryland 21201
                                                       U.S.A.

LEGAL COUNSEL                                          CLEARY, GOTTLIEB, STEEN & HAMILTON
                                                       NEW YORK:
                                                       1 Liberty Plaza, 43rd Floor
                                                       New York, New York 10006
                                                       U.S.A.

                                                       HONG KONG:
                                                       Bank of China Tower
                                                       1 Garden Road
                                                       Hong Kong

REGISTRAR, TRANSFER AGENT, AND                         EQUISERVE TRUST COMPANY N.A.
DIVIDEND PAYING AGENT                                  P. 0. Box 8200
                                                       Boston,     Massachusetts
                                                       02266-8200 U.S.A.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                    -- 25 --

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.


JFCRM-SR-01                                                     F01-051  6/30/02